UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2006

HUMAN BIOSYSTEMS

(Exact name of registrant as specified in its charter)

000-28413

(Commission File Number)

California	77-0481056
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1127 Harker Avenue, Palo Alto, CA 94301

(Address of Principal Executive Offices Including Zip Code)

Registrant's telephone number, including area code: (650) 323-0943

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 6, 2006, Human BioSystems (“HBS” or “the Company”), a California corporation, entered into a loan transaction with Dutchess Private Equities Fund, LP (“Dutchess”), and issued to Dutchess a Promissory Note (“Note”) with a face value of $1,200,000.  The net proceeds from the transaction, approximately $1,000,000, will be used for general working capital.

The Note matures on August 31, 2007.  Repayment of the face value will be made monthly in the amount of $120,000, plus 50% of any proceeds raised over $120,000 per month from “Puts”, discussed further below.  The first payment on the Note is due on December 6, 2006, and subsequent payments are due every 30 days thereafter.  There is no prepayment penalty.  If the face value is not paid in full by the maturity date, the face value is increased by 10% as an initial penalty, and the Company will pay an additional 2.5% per month on the face value, compounded daily, until paid off.

In addition to the failure to pay the face value by the maturity date, the following events are also “Events of Default”:  failure to make a payment within 10 calendar days of its due date; bankruptcy; the Company’s common stock is suspended or no longer listed on a recognized exchange; the registration statement for the underlying shares in the Company’s equity line with Dutchess is not effective and not cured within five days; any of the Company’s representations contained in the Agreement were false when made; or the Company breaches the Agreement and does not cure within five days.

Upon each and every Event of Default, Dutchess may increase the face value of the Note by 10% and an additional 2.5% per month, compounded daily.  Dutchess may also switch any residual amount of the face value not paid at maturity into a three-year convertible debenture.  If Dutchess so chooses, the Company has 20 days to file a registration statement for the shares issuable upon conversion of such convertible debenture.  If the Company does not file the registration statement within 20 days, or fails to respond to SEC correspondence within seven days, the residual amount will be increased by $5,000 per day.  Moreover, if the Company has an opportunity to accelerate the effectiveness of the registration statement but fails to do so, the residual amount will increase by $5,000 per day commencing the date the statement would have been declared effective.  Upon the conversion of the debenture, the Company will instruct its transfer agent to issue Dutchess free trading certificates, and the Company will be responsible for all related costs.  The conversion rate will be 80% of the closing bid price of the common stock the day prior to the conversion.  If Dutchess does not elect to convert the debenture into common stock prior to maturity, it will automatically be converted into shares upon maturity.  Finally, Dutchess may increase the monthly payment amount to fulfill the repayment of the residual amount.  If the Company does not cooperate, Dutchess may elect to increase the face value of the Note by 2.5% per day, compounded daily.

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As collateral, the Company will issue to Dutchess 30 Put Notice Sheets to be used in the event of default for the maximum amount allowed under the formula of the Equity Line of Credit Investment Agreement with Dutchess.  Once the Note is paid in full, the Company will not be obligated to complete any more Puts with Dutchess.  In the event the Puts issued are not sufficient to complete repayment of the Note, HBS will issue additional Puts to Dutchess.  Any Put sheets remaining upon the completion of the Company’s obligations pursuant to the Note will be marked “VOID” and returned to the Company.

If HBS raises financing of more than $2,000,000, Dutchess may require that the Company use the balance of any amount over $2,000,000 to pay any amounts due on the Note.  Any such payments must be made within five days of the request by Dutchess.

The Company will also issue to Dutchess 500,000 Holder Shares, which will carry piggyback registration rights and be included in the Company’s next registration statement.  In the event the Company does not register the shares at the next eligible registration, it will issue to Dutchess an additional 500,000 shares of common stock for each time a registration statement is filed and the shares are not included.

HBS will pay closing costs and related expenses associated with the transaction of $65,000, deducted from the proceeds received at Closing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As stated above in Item 1.01, which is expressly incorporated herein by reference, the Note obligates HBS to repay its face value of $1,200,000 in monthly payments of $120,000, plus 50% of any proceeds over $120,000 raised from Puts.  If the Note’s face value is not paid off by maturity, HBS will be required to pay an additional 10% on the face value of the Note, plus 2.5% per month, compounded daily, until the Note is paid off.  The Company may also be required to pay penalties if certain obligations under the Note are not met, as discussed in Item 1.01 above.  At Dutchess’ option, HBS will be required to repay the balance of the Note if the Company raises financing in excess of $2,000,000.  Finally, the Company will pay expenses associated with the transaction in the amount of $65,000.

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Item 3.02 Unregistered Sales of Equity Securities.

As stated above in Item 1.01, which is expressly incorporated herein by reference, under the Note, HBS will issue 500,000 shares of common stock, the Holder Shares, to Dutchess. The Holder Shares have piggyback registration rights, and will be included in the Company’s next registration statement.  In the event the Company does not register the Holder Shares at the next eligible registration, it will issue to Dutchess an additional 500,000 shares of common stock for each time a registration statement is filed and the shares are not included.  The issuance of Holder Shares was made in reliance on Section 4(2) of the Securities Act of 1933, as amended and was made without general solicitation or advertising.  Dutchess  is a sophisticated investor with access to all relevant information necessary to evaluate the investments, who represented to HBS that the shares were acquired for investment purposes.

Item 9.01 Exhibits

Exhibit No.  Description

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10.1

Promissory Note, dated November 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2006

HUMAN BIOSYSTEMS

By:   /s/ Harry Masuda

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         Harry Masuda

         CEO

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